Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-1

Lee Enterprises, Incorporated

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Other	Subscription Rights to purchase common stock, par value $0.01 per share	(1)	457(o)		$	$0.00	0.0001381	$0.00
Fees to be Paid	Equity	Common stock, issuable upon exercise of Subscription Rights	(2)	457(o)			0.00	0.0001381	0.00
Fees to be Paid	Equity	Common stock, subsequent placement	(3)	457(o)		$	$50,000,000.00	0.0001381	$6,905.00

Total Offering Amounts:							$50,000,000.00		6,905.00
Total Fees Previously Paid:									0.00
Total Fee Offsets:									0.00
Net Fee Due:									$6,905.00

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Offering Note(s)

(1)	This registration statement relates to: (a) non-transferable subscription rights to purchase common stock, inclusive of the voting common stock and convertible non-voting common stock, of the Registrant and (b) the shares of the Registrant’s common stock, inclusive of the voting common stock and convertible non-voting common stock, issuable upon the exercise of such non-transferable subscription rights pursuant to the rights offering.

No separate registration fee is payable with respect to the subscription rights being offered hereby since the subscription rights are being registered in the same registration statement as the common stock underlying the subscription rights.

No separate registration fees are payable with respect to the equity securities offered hereby since the aggregate maximum offering price of all equity securities issued by the Registrant pursuant to this registration statement from the exercise of non-transferable subscription rights and any subsequent placement of offered shares will not exceed $50,000,000.

The securities registered hereunder include an indeterminate number of shares of common stock which shall consist of up to $50,000,000 of common stock. In accordance with Rule 416 under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover an indeterminate number of additional shares to be offered or issued from stock splits, stock dividends or similar transactions with respect to the shares being registered.

Estimated solely for the purpose of calculating the registration fee. Subject to Rule 462(b) under the Securities Act, the aggregate maximum offering price of all securities issued by the Registrant pursuant to this registration statement from the exercise of non-transferable subscription rights and any subsequent placement of offered shares will not exceed $50,000,000.

(2)	This registration statement relates to: (a) non-transferable subscription rights to purchase common stock, inclusive of the voting common stock and convertible non-voting common stock, of the Registrant and (b) the shares of the Registrant’s common stock, inclusive of the voting common stock and convertible non-voting common stock, issuable upon the exercise of such non-transferable subscription rights pursuant to the rights offering.

No separate registration fee is payable with respect to the subscription rights being offered hereby since the subscription rights are being registered in the same registration statement as the common stock underlying the subscription rights.

No separate registration fees are payable with respect to the equity securities offered hereby since the aggregate maximum offering price of all equity securities issued by the Registrant pursuant to this registration statement from the exercise of non-transferable subscription rights and any subsequent placement of offered shares will not exceed $50,000,000.

The securities registered hereunder include an indeterminate number of shares of common stock which shall consist of up to $50,000,000 of common stock. In accordance with Rule 416 under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover an indeterminate number of additional shares to be offered or issued from stock splits, stock dividends or similar transactions with respect to the shares being registered.

Estimated solely for the purpose of calculating the registration fee. Subject to Rule 462(b) under the Securities Act, the aggregate maximum offering price of all securities issued by the Registrant pursuant to this registration statement from the exercise of non-transferable subscription rights and any subsequent placement of offered shares will not exceed $50,000,000.

(3)	This registration statement relates to: (a) non-transferable subscription rights to purchase common stock, inclusive of the voting common stock and convertible non-voting common stock, of the Registrant and (b) the shares of the Registrant’s common stock, inclusive of the voting common stock and convertible non-voting common stock, issuable upon the exercise of such non-transferable subscription rights pursuant to the rights offering.

No separate registration fee is payable with respect to the subscription rights being offered hereby since the subscription rights are being registered in the same registration statement as the common stock underlying the subscription rights.

No separate registration fees are payable with respect to the equity securities offered hereby since the aggregate maximum offering price of all equity securities issued by the Registrant pursuant to this registration statement from the exercise of non-transferable subscription rights and any subsequent placement of offered shares will not exceed $50,000,000.

The securities registered hereunder include an indeterminate number of shares of common stock which shall consist of up to $50,000,000 of common stock. In accordance with Rule 416 under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover an indeterminate number of additional shares to be offered or issued from stock splits, stock dividends or similar transactions with respect to the shares being registered.

Estimated solely for the purpose of calculating the registration fee. Subject to Rule 462(b) under the Securities Act, the aggregate maximum offering price of all securities issued by the Registrant pursuant to this registration statement from the exercise of non-transferable subscription rights and any subsequent placement of offered shares will not exceed $50,000,000.